Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 10
This Amendment No. 10, dated as of September 30, 2016 (this “Amendment”), to that certain Credit Agreement, dated as of November 30, 2010, as amended by Amendment No. 1, dated as of November 16, 2012, Amendment No. 2, July 24, 2013, Amendment No. 3, dated as of August 30, 2013, Amendment No. 4, dated as of February 21, 2014, Amendment No. 5, dated as of April 11, 2014, Amendment No. 6, dated as of September 30, 2014, Amendment No. 7, dated as of May 28, 2015, Amendment No. 8, dated as of December 15, 2015 and Amendment No. 9, dated as of January 25, 2016 (and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time through the date hereof, the “Credit Agreement”), among CCA CLUB OPERATIONS HOLDINGS, LLC, a Delaware limited liability company (“Holdings”), CLUBCORP CLUB OPERATIONS, INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), CITICORP NORTH AMERICA, INC., as Administrative Agent, and CITIBANK, N.A., as L/C Issuer and Swing Line Lender, is entered into by and among Holdings, the Borrower, the Agents and the New Term B Lenders (as defined below). Capitalized terms used herein but not defined herein are used as defined in the Credit Agreement.
W I T N E S S E T H:
WHEREAS, the Borrower, Holdings, the Administrative Agent, the Lenders and certain other parties hereto are parties to the Credit Agreement;
WHEREAS, in order to reprice all of the Term B Loans outstanding immediately prior to the Tenth Amendment Effective Date (as defined below) (the “Existing Term B Loans”), the Borrower has requested an amendment to the Credit Agreement that would decrease the Applicable Rate with respect to Term B Loans (such Term B Loans as amended hereby on the Tenth Amendment Effective Date, the “Amended Term B Loans”);
WHEREAS, in the event the Amendment is approved by the Required Lenders but not all of the Term B Lenders, the Borrower desires to replace those Term B Lenders that are Non-Consenting Lenders to this Amendment by causing such Non-Consenting Lenders to assign their Existing Term B Loans to Citibank, N.A. as an Eligible Assignee (the “New Term B Lender”) in accordance with Sections 3.07 and 10.07 of the Credit Agreement and the New Term B Lender agrees to purchase such Term B Loans in the principal amount set forth on the signature page of such New Term B Lender (such amount, the “New Term B Commitment Amount”);
WHEREAS, subject to the terms and conditions set forth herein, each Term B Lender that has delivered a consent to this Amendment in the form of Exhibit A hereto (a “Lender Consent”) agreeing to the “Cashless Settlement Option” (each such Lender being a “Continuing Lender”) has agreed to amend its outstanding Existing Term B Loans to Amended Term B Loans as provided herein;
WHEREAS, each Term B Lender that has delivered a Lender Consent agreeing to the “Assignment Settlement Option” as provided on such signature page (each such Lender being an “Assignment Lender”) has agreed to purchase pursuant to an Assignment and Assumption on or immediately after the Tenth Amendment Effective Date from Citibank, N.A., as a New Term B Lender (the “Fronting Lender”) Amended Term B Loans in a principal amount not less than the principal amount of the Existing Term B Loans held by such Assignment Lender (or such lesser amounts as may be allocated to such Assignment Lender by the Administrative Agent); and

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WHEREAS, in order to effect the foregoing, the Borrower and the other parties hereto desire to amend the Credit Agreement, subject to the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and other good and valuable consideration, the adequacy and receipt of which is hereby acknowledged, and in reliance upon the representations, warranties and covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:
SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT
Effective as of the Tenth Amendment Effective Date (as defined in Section 2 below) and subject to the satisfaction (or due waiver) of the conditions set forth in Section 2 below, the Credit Agreement is hereby amended as follows:
1.1    Subject to the terms and conditions set forth herein, on the Tenth Amendment Effective Date (i) each Continuing Lender consents to this Amendment and its Existing Term B Loans shall become Amended Term B Loans, (ii) the New Term B Lender agrees to purchase Existing Term B Loans in an aggregate principal amount equal to the New Term B Commitment Amount from Non-Consenting Lenders in accordance with the terms of Section 3.07 and 10.07 of the Credit Agreement and such New Term B Lender’s execution of this Amendment shall be deemed to be the execution of an Assignment and Assumption (and the execution of this Amendment by the Administrative Agent and the Borrower shall be deemed to be the consent of the Administrative Agent and the Borrower (to the extent such consent is required under the Credit Agreement) thereto) which assignment shall be effective upon receipt by each such Non-Consenting Lender of the purchase price required by Section 3.07(b) of the Credit Agreement, (iii) the Existing Term B Loans of each Assignment Lender shall be deemed to be assigned to the Fronting Lender in exchange for the principal amount of such Existing Term B Loans and such Assignment Lender’s execution of its Lender Consent shall be deemed to be the execution of an Assignment and Assumption (and the execution of this Amendment by the Administrative Agent and the Borrower shall be deemed to be the consent of the Administrative Agent and the Borrower (to the extent such consent is required under the Credit Agreement) thereto) which assignment shall be effective upon receipt by each such Assignment Lender of the outstanding principal amount of, and accrued and unpaid interest on, such Existing Term B Loans and (iv) each Assignment Lender agrees to purchase Amended Term B Loans from the Fronting Lender pursuant to an Assignment and Assumption in accordance with the terms of Section 10.07 of the Credit Agreement in an amount equal to such Assignment Lender’s Existing Term B Loans. The New Term B Lender, by delivering its signature page to this Amendment and agreeing to amend its Existing Term B Loans to New Term B Loans on the Tenth Amendment Effective Date and each Assignment Lender, by delivering its Lender Consent, shall be deemed to have acknowledged receipt of, and consented to and approved, this Amendment (such consent and approval effective as of the Tenth Amendment Effective Date), each Loan Document and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent on the Tenth Amendment Effective Date.  Subject to the terms and conditions set forth herein, effective as of the Tenth Amendment Effective Date, for all purposes of the Loan Documents, (i) the Amended Term B Loans shall constitute “Term B Loans” and (ii) the New Term B Lender shall become a “Lender” (if such New Term B Lender is not already a Lender prior to the effectiveness of this Amendment) and shall have all the rights and obligations of a Lender holding a Term B Loan.
1.2    Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions in the appropriate alphabetical order:

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““Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.”
““Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.”
““EEA Financial Institution” means (a) any institution established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.”
““EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.”
““EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.”
““EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.”
““Tenth Amendment” means the Amendment No. 10 to this Agreement, dated as of September 30, 2016.”
““Tenth Amendment Effective Date” has the meaning assigned to such term in the Tenth Amendment.”
““Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.”
1.3    Section 1.01 of the Credit Agreement is hereby amended by amending and restating clause (a) of the definition of “Applicable Rate” as follows:
“(a)    with respect to Term B Loans, (i) for any period occurring prior to the Tenth Amendment Effective Date and after the Eighth Amendment Effective Date, (A) for Eurodollar Rate Loans, 3.25% and (B) for Base Rate Loans, 2.25% and (ii) on and after the Tenth Amendment Effective Date, (A) for Eurodollar Rate Loans, 3.00% and (B) for Base Rate Loans, 2.00%; and”
1.4    Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Defaulting Lender” as follows:
““Defaulting Lender” means, at any time, as determined by the Administrative Agent in its sole discretion acting in good faith, a Lender as to which the Administrative Agent has notified the Borrower that (i) such Lender has failed for three or more Business Days to comply with its obligations

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under this Agreement to make a Term Loan, Revolving Credit Loan, make a payment to the L/C Issuer in respect of an L/C Obligation and/or make a payment to the Swing Line Lender in respect of a Swing Line Loan (each a “Lender Funding Obligation”), (ii) such Lender has notified the Administrative Agent, or has stated publicly, that it will not comply with any such Lender Funding Obligation hereunder, or has defaulted on its Lender Funding Obligations under any other loan agreement or credit agreement or other similar agreement (absent a good faith dispute), (iii) such Lender has, for three or more Business Days, failed to confirm in writing to the Administrative Agent, in response to a written request of the Administrative Agent, that it will comply with its Lender Funding Obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (iii) upon receipt of such written confirmation by the Administrative Agent and the Borrower), (iv) a Lender Insolvency Event has occurred and is continuing with respect to such Lender or (v) such Lender or its Parent Company is subject to a Bail-in Action; provided that in the case of each of clauses (i) through (v) (inclusive) above, neither the reallocation of Lender Funding Obligations provided for in Section 2.16 as a result of a Lender’s being a Defaulting Lender nor the performance by Non-Defaulting Lenders of such reallocated Lender Funding Obligations will by themselves cause the relevant Defaulting Lender to become a Non-Defaulting Lender). The Administrative Agent will promptly send to all parties hereto a copy of any notice to the Borrower provided for in this definition.”
1.5    Clause (a)(iv) of Section 2.05 is hereby amended and restated in full as follows:
“At the time of the effectiveness of any Repricing Transaction that is consummated prior to March 30, 2017 that (A) makes any prepayment of Term Loans in connection with any Repricing Transaction, or (B) effects any amendment of this Agreement resulting in a Repricing Transaction, the Borrower agrees to pay to the Administrative Agent, for the ratable account of each applicable Term Lender, a fee in an amount equal to, (x) in the case of clause (A), a prepayment premium of 1% of the amount of the Term Loans being prepaid and (y) in the case of clause (B), a payment equal to 1% of the aggregate amount of the applicable Term Loans outstanding immediately prior to such amendment. Such fees shall be due and payable upon the date of the effectiveness of such Repricing Transaction.”
1.6    The Credit Agreement is hereby amended by adding a new Section 10.21 after Section 10.20 to read as follows:
“Section 10.21.    Acknowledgement and Consent to Bail-in of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)    the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and
(b)    the effects of any Bail-In Action on any such liability, including, if applicable:
(i)a reduction in full or in part or cancellation of any such liability;
(ii)a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights

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with respect to any such liability under this Agreement or any other Loan Document; or
(iii)the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.”
SECTION 2. CONDITIONS PRECEDENT
This Amendment shall become effective as of the date (the “Tenth Amendment Effective Date”) on which each of the following conditions precedent shall have been satisfied or duly waived:
2.1    Certain Documents. The Administrative Agent shall have received each of the following, in form and substance satisfactory to the Administrative Agent:
(a)    this Amendment, duly executed by each of the Borrower, Holdings and the Administrative Agent; provided, however, if any Term B Lender is a Non-Consenting Lender then this Amendment shall be duly executed by the New Term B Lenders with a New Term B Commitment Amount equal to the aggregate amount of the Existing Term B Loans of all such Non-Consenting Lenders;
(b)    Lender Consents duly executed by the Required Lenders;
(c)    an Acknowledgement and Confirmation, substantially in the form of Exhibit B hereto, duly executed by each Loan Party;
(d)    a certificate executed by a Responsible Officer of the Borrower, dated as of the Tenth Amendment Effective Date, certifying compliance with the requirements of Section 2.3 have been satisfied; and
(e)    executed legal opinion of Perkins Coie LLP, special counsel to Holdings and the Borrower, dated the Tenth Amendment Effective Date, in form and substance reasonably acceptable to the Administrative Agent.
2.2    Fees and Expenses.
(a)All fees and reimbursable expenses that have been invoiced as of the Tenth Amendment Effective Date that are due and payable to any Person under the Credit Agreement or under any engagement letter entered into in connection with this Amendment shall have been paid in full in immediately available funds;
(b)All unpaid interest in respect of the Term B Loans accrued until the Tenth Amendment Effective Date shall have been paid in full to the Administrative Agent for the benefit of the applicable Term Lenders; and
(c)The Administrative Agent hereby waives any and all assignment fees due to the Administrative Agent in connection with any Assignment and Assumption executed pursuant to Section 3.07(a) of the Credit Agreement.

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2.3    Representations and Warranties. On and as of the Tenth Amendment Effective Date and after giving effect to this Amendment, each of the representations and warranties contained in Section 3 below shall be true and correct.
SECTION 3. REPRESENTATIONS AND WARRANTIES
Each of Holdings and the Borrower, on behalf of itself and each Loan Party, hereby represents and warrants to the Agents and each Lender, with respect to all Loan Parties, as follows:
3.1    Incorporation of Representations and Warranties from Loan Documents. Immediately before and immediately after giving effect to this Amendment, each of the representations and warranties of the Borrower and each other Loan Party contained in Article 5 of the Credit Agreement or in any other Loan Document are true and correct in all material respects (and in all respects if qualified by materiality) on and as of the Tenth Amendment Effective Date, except (i) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (and in all respects if qualified by materiality) as of such earlier date and (ii) that for purposes of this Section 3.1, the representations and warranties contained in Section 5.05(a) of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to Sections 6.01(a) and 6.01(b) of the Credit Agreement and, in the case of the financial statements furnished pursuant to Section 6.01(b) of the Credit Agreement, the representations contained in Section 5.05(a) of the Credit Agreement, as modified by this clause (ii), shall be qualified by the statement that such financial statements are subject to the absence of footnotes and year-end audit adjustments;
3.2    Corporate Power and Authority. Each of Holdings and the Borrower has taken all necessary action to authorize the execution, delivery and performance of this Amendment, this Amendment has been duly executed and delivered by each of Holdings and the Borrower, and this Amendment is the legal, valid and binding obligation of each of Holdings and the Borrower, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles; and
3.3    Absence of Default. No Default or Event of Default exists or would result from this Amendment.
SECTION 4. MISCELLANEOUS
4.1    Costs and Expenses. The Borrower agrees to reimburse the Administrative Agent for its costs and expenses in connection with this Amendment (and any other Loan Documents delivered in connection herewith) as provided in Section 10.04 of the Credit Agreement.
4.2    Reference to and Effect on the Loan Documents.
(a)    As of the Tenth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended by this Amendment.
(b)    Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby

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ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case, as amended by this Amendment.
(c)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any Loan Document, or constitute a waiver or amendment of any other provision of the Credit Agreement or any Loan Document (as amended hereby) except as and to the extent expressly set forth herein.
4.3    Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Receipt by the Administrative Agent of a facsimile copy of an executed signature page hereof shall constitute receipt by the Administrative Agent of an executed counterpart of this Amendment.
4.4    Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.
4.5    Loan Document and Integration. This Amendment is a Loan Document, and together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.
4.6    Headings. Section headings contained in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.
4.7    Waiver of Jury Trial. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT.
[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and members thereunto duly authorized, as of the date indicated above.

CCA CLUB OPERATIONS HOLDINGS, LLC
By: /s/ Curtis D. McClellan
____________________________________________________________________________________________________________________________________________________________________________________
Name: Curtis D. McClellan
Title: Treasurer

CLUBCORP CLUB OPERATIONS, INC.
By: /s/ Curtis D. McClellan
____________________________________________________________________________________________________________________________________________________________________________________
Name: Curtis D. McClellan
Title: Treasurer

[SIGNATURE PAGE TO AMENDMENT NO. 10]

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CITICORP NORTH AMERICA, INC.,
as Administrative Agent,
By: /s/ Stuart G. Dickson
____________________________________________________________________________________________________________________________________________________________________________________
Name: Stuart G. Dickson
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 10]

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CITIBANK, N.A., as New Term B Lender

By: /s/ Stuart G. Dickson
____________________________________________________________________________________________________________________________________________________________________________________
Name: Stuart G. Dickson
Title: Vice President

New Term B Commitment Amount: $ 57,809,822.51 .

[SIGNATURE PAGE TO AMENDMENT NO. 10]

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Exhibit A
Lender Consent to Amendment No. 10

This Lender Consent (“Lender Consent”) to Amendment No. 10 (the “Amendment”) to that certain Credit Agreement, dated as of November 30, 2010, as amended by Amendment No. 1, dated as of November 16, 2012, Amendment No. 2, July 24, 2013, Amendment No. 3, dated as of August 30, 2013 and Amendment No. 4, dated as of February 21, 2014, Amendment No. 5, dated as of April 11, 2014, Amendment No. 6, dated as of September 30, 2014, Amendment No. 7, dated as of May 28, 2015, Amendment No. 8, dated as of December 15, 2015 and Amendment No. 9, dated as of January 25, 2016 (the “Credit Agreement”), among CCA CLUB OPERATIONS HOLDINGS, LLC, a Delaware limited liability company, CLUBCORP CLUB OPERATIONS, INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time party thereto, CITICORP NORTH AMERICA, INC., as Administrative Agent and CITIBANK, N.A., as L/C Issuer and Swing Line Lender. Capitalized terms used but not defined in this Lender Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned hereby irrevocably and unconditionally agrees to the following (check only ONE option):

Rollover Settlement Option
□⁪ to consent to the Amendment and to automatically amend the terms of 100% of the outstanding principal amount of the Existing Term B Loans held by such Lender as contemplated by the Amendment.

Assignment Settlement Option
□⁪ to consent to the Amendment and to have 100% of the outstanding principal amount of the Existing Term B Loans held by such Lender assigned to the Fronting Lender on the Tenth Amendment Effective Date and to purchase by assignment Amended Term B Loans in a like principal amount.

IN WITNESS WHEREOF, the undersigned has caused this Lender Consent to be executed and delivered by a duly authorized signatory as of the _____ of September, 2016.

__________________________________________
(insert name of the legal entity above)
as a Term B Lender

     by
          ___________________________________
              Name:
              Title:

For any institution requiring a second signature line:

     by
          ___________________________________
              Name:
              Title:

Name of Fund Manager (if applicable):_______________________

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Exhibit B
FORM OF ACKNOWLEDGMENT AND CONFIRMATION
1.    Reference is made to Amendment No. 10 to Credit Agreement, dated as of September 30, 2016 (the “Tenth Amendment”), by and among CCA CLUB OPERATIONS HOLDINGS, LLC, a Delaware limited liability company (“Holdings”), CLUBCORP CLUB OPERATIONS, INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities party thereto (the “Lenders”) and CITICORP NORTH AMERICA, INC., as administrative agent. Terms defined in the Tenth Amendment and used herein shall have the meanings assigned to such terms in the Tenth Amendment, unless otherwise defined herein or the context otherwise requires.
2.    Certain provisions of the Credit Agreement are being amended pursuant to the Tenth Amendment. Each of the undersigned is a Guarantor of the Guaranteed Obligations as defined in and pursuant to the Guaranty and Security Agreement (as defined in the Credit Agreement) and is a Grantor as defined in and pursuant to the Guaranty and Security Agreement and hereby:
(a)    consents to the execution, delivery and performance of the foregoing Tenth Amendment;
(b)    acknowledges that, notwithstanding the execution and delivery of the foregoing Tenth Amendment, the Secured Obligations of such Grantor and the obligations of such Guarantor under the Loan Documents to which it is a party are not impaired or affected and all guaranties made by such Guarantor pursuant to the Guaranty and Security Agreement and all Liens granted by such Grantor as security for the Secured Obligations of such Grantor pursuant to such Loan Documents continue in full force and effect and shall continue to secure such Secured Obligations except to the extent any waiver, release or modification has been granted by or on behalf of Lenders or has otherwise occurred pursuant to the terms of the Loan Documents; and
(c)    confirms and ratifies its obligations under each of the Loan Documents executed by it after giving effect to the Tenth Amendment.
3.    Each Guarantor hereby ratifies and confirms all of the terms and conditions of the Guaranty and Security Agreement and other Loan Documents to which it is a party and all documents, instruments and agreements related thereto, which remain in full force and effect. This Acknowledgment and Confirmation shall constitute a Loan Document.
4.    This Acknowledgement and Confirmation and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.
5.    This Acknowledgment and Confirmation may be executed by one or more of the parties hereto on any number of separate counterparts (including by telecopy or electronic mail), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgment and Confirmation to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.
191 ATHLETIC CLUB MANAGEMENT COMPANY, LLC
191 CC OPERATING CO., LLC
AKRON MANAGEMENT CORP.
ANTHEM GOLF, LLC
APRIL SOUND MANAGEMENT CORP.
ASPEN GLEN GOLF CLUB MANAGEMENT COMPANY
ATHLETIC CLUB AT THE EQUITABLE CENTER, INC.
AZ CLUB, LLC
BAY OAKS COUNTRY CLUB, INC.
BERMUDA RUN CC, LLC
BERNARDO HEIGHTS CC, LLC
BLUEGRASS CLUB, LLC
BRIDLEWOOD CC, LLC
BROOKFIELD CC, LLC
BROOKHAVEN COUNTRY CLUB, INC.
CANYON GATE AT LAS VEGAS, INC.
CAPITAL CITY CLUB OF MONTGOMERY, INC.
CAPITAL CITY CLUB OF RALEIGH, INC.
CC GOLF COURSE HOLDINGS, LLC
CC FLAT CREEK, LLC
CC BRAELINN, LLC
CC CANONGATE 1, LLC
CC WHITE OAK, LLC
CC CHAPEL HILLS, LLC
CC MIRROR LAKE, LLC
CC PLANTERRA RIDGE, LLC
CC WINDERMERE, LLC
CC HAMILTON MILL, LLC
CC RIVER FOREST, LLC
CC GEORGIA NATIONAL, LLC
CC HERON BAY, LLC
CC WHITEWATER, LLC
CC EAGLE WATCH, LLC
CC OLDE ATLANTA, LLC
CC HEALY POINT, LLC
CC BRASELTON, LLC
CC SUN CITY PEACHTREE, LLC
CC POLO, LLC
CC WHITE COLUMNS, LLC
CC ATLANTA NATIONAL, LLC
CC MANOR, LLC
CC WOODLANDS, LLC
CC PANTHER OAKS, LLC
CC MAGNOLIA CREEK, LLC
CC LAKE WINDCREST, LLC
CC BLACKSTONE, LLC
CC BLACK BEAR, LLC
CCA GOLF COURSE HOLDCO, LLC
CCA MEZZANINE HOLDCO, LLC

By:
    Name:    Ingrid J. Keiser
    Title:    Secretary

[ACKNOWLEDGMENT AND CONFIRMATION – AMENDMENT NO. 10]
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CCCA, INC.
CCFL, INC.
CENTRE CLUB, INC.
CITRUS CLUB, INC.
CITY CLUB OF WASHINGTON, INC.
CLUB AT BOSTON COLLEGE, INC.
CLUB LE CONTE, INC.
CLUBCORP – ASIA
CLUBCORP AIRWAYS GOLF, INC.
CLUBCORP ALISO VIEJO HOLDING CORP.
CLUBCORP ASIA INVESTMENTS INC.
CLUBCORP AVEN HOLDINGS, INC.
CLUBCORP BRAEMAR COUNTRY CLUB, INC.
CLUBCORP BUNKER HILL CLUB, INC.
CLUBCORP BUYING SERVICES, INC.
CLUBCORP CANYON CREST COUNTRY CLUB, INC.
CLUBCORP CENTER CLUB, INC.
CLUBCORP CGCC, INC.
CLUBCORP CLUB OPERATIONS, INC.
CLUBCORP COTO PROPERTY HOLDINGS, INC.
CLUBCORP CROW CANYON MANAGEMENT CORP.
CLUBCORP DESERT FALLS COUNTRY CLUB, INC.
CLUBCORP FINANCIAL MANAGEMENT COMPANY
CLUBCORP GCL CORPORATION
CLUBCORP GEN PAR OF TEXAS, L.L.C.
CLUBCORP GOLF OF CALIFORNIA, L.L.C.
CLUBCORP GOLF OF FLORIDA, L.L.C.
CLUBCORP GOLF OF NORTH CAROLINA, L.L.C.
CLUBCORP GRANITE BAY MANAGEMENT, INC.
CLUBCORP GRAPHICS, INC.
CLUBCORP HAMLET, LLC
CLUBCORP HARTEFELD, INC.
CLUBCORP INTERNATIONAL, INC.
CLUBCORP IW GOLF CLUB, INC.
CLUBCORP MANAGEMENT COMPANY FOR STONE CREEK, LLC
CLUBCORP MEXICO, INC.
CLUBCORP MEZZANINE BORROWER, LLC
CLUBCORP MISSION HILLS COUNTRY CLUB, INC.
CLUBCORP MORTGAGE BORROWER, LLC
CLUBCORP NV, INC.
CLUBCORP NV I, LLC
CLUBCORP NV III, LLC
CLUBCORP NV IV, LLC
CLUBCORP NV V, LLC
CLUBCORP NV VI, LLC
CLUBCORP NV VII, LLC
CLUBCORP NV VIII, LLC
CLUBCORP NV IX, LLC
CLUBCORP NV X, LLC
CLUBCORP NV XI, LLC
CLUBCORP NV XII, LLC

By:
    Name:    Ingrid J. Keiser
    Title:    Secretary

[ACKNOWLEDGMENT AND CONFIRMATION – AMENDMENT NO. 10]
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CLUBCORP NV XIII, LLC
CLUBCORP NV XIV, LLC
CLUBCORP NV XV, LLC
CLUBCORP NV XVI, LLC
CLUBCORP NV XVII, LLC
CLUBCORP NV XVIII, LLC
CLUBCORP NV XIX, LLC
CLUBCORP NV XX, LLC
CLUBCORP NV XXI, LLC
CLUBCORP PORTER VALLEY COUNTRY CLUB, INC.
CLUBCORP PUBLICATIONS, INC.
CLUBCORP ROLLING GREEN, LLC
CLUBCORP SAN JOSE CLUB, INC.
CLUBCORP SHADOW RIDGE GOLF CLUB, INC.
CLUBCORP SPRING VALLEY LAKE COUNTRY CLUB, INC.
CLUBCORP SYMPHONY TOWERS CLUB, INC.
CLUBCORP TEAL BEND GOLF CLUB, INC.
CLUBCORP TTC, LLC
CLUBCORP TURKEY CREEK GOLF CLUB, INC.
CLUBCORP USA, INC.
CLUBCORP WILLOW CREEK, LLC
CLUBCORP WIND WATCH, LLC
COLUMBIA CAPITAL CITY CLUB CORP.
COLUMBIA TOWER CLUB, INC.
COUNTRYSIDE COUNTRY CLUB, INC.
CURRITUCK GOLF, LLC
DALLAS TOWER CLUB, INC.
DAYTON RACQUET CLUB, INC.
DEBARY MANAGEMENT CORP.
DIAMANTE' GOLF CLUB MANAGEMENT, INC.
DIAMANTE' GOLF CLUB PARTNERS, INC.
DIAMOND RUN CLUB, INC.
DOMINION CC, LLC
EMPIRE RANCH, LLC
FAIR OAKS CLUB CORP.
FAIRWAYS ACQUISITION CORPORATION
FAIRWAYS GOLF HOLDINGS, LLC
FIRETHORNE CC, LLC
FFFC GOLF ACQUISITIONS, L.L.C.
FORD'S COLONY CC, LLC
FORT BEND ACQUISITION CORP.
GCC ASSET MANAGEMENT, INC.
GP BEAR’S BEST ATLANTA, INC.
GP BEAR’S BEST LAS VEGAS, INC.
GRANCH GOLF CLUB, INC.
GREENBRIER COUNTRY CLUB, INC.
GREENSPOINT CLUB, INC.
HACKBERRY CREEK COUNTRY CLUB, INC.
HAILE PLANTATION MANAGEMENT CORP.
HARBOUR CLUB OF CHARLESTON, INC.
HEARTHSTONE COUNTRY CLUB, INC.
HERITAGE CC, LLC
HILL COUNTRY GOLF, INC.
HILLS II OF LAKEWAY, INC.

By:
    Name:    Ingrid J. Keiser
    Title:    Secretary

[ACKNOWLEDGMENT AND CONFIRMATION – AMENDMENT NO. 10]
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HOUSTON CITY CLUB, INC.
HPG, L.C.
HUNTER'S GREEN ACQUISITION CORP.
INDIGO RUN ASSET CORP.
IRVING CLUB ACQUISITION CORP.
KINGWOOD COUNTRY CLUB, INC.
KNOLLWOOD COUNTRY CLUB, INC.
LA CIMA CLUB, INC.
LAKEWAY CLUBS, INC.
LANTANA GOLF OPERATOR, LLC
LAUREL SPRINGS HOLDCO, LLC
LEGACY CC, LLC
LEGACY AVENUE CLUB, LLC
LIONSGATE GOLF CLUB, INC.
MAC CLUB, LLC
MANAGER FOR CCHH, INC.
MARSH CREEK CC, LLC
MASTER CLUB, INC.
MEMORIAL STADIUM CLUB MANAGEMENT CORP.
MEMPHIS CITY CLUB, INC.
MH VILLAS, INC.
MONARCH EP MANAGEMENT CORP.
NEW ENGLAND COUNTRY CLUB MANAGEMENT, INC.
NORTHWOOD MANAGEMENT CORP.
OAK POINTE COUNTRY CLUB, INC.
OAKMONT MANAGEMENT CORP.
OVCC, LLC
OWNERS CLUB ASSET COMPANY
PIEDMONT CLUB, INC.
PIEDMONT GOLFERS' CLUB LLC
PYRAMID CLUB MANAGEMENT, INC.
QUAIL HOLLOW MANAGEMENT, INC.
QUEENS HARBOUR CORPORATION
RENAISSANCE CLUB, INC.
RGCC, LLC
RICHARDSON COUNTRY CLUB CORP.
RIVER CREEK COUNTRY CLUB, INC.
RIVER PLACE CC, LLC
RIVERS CLUB, INC.
SANTA ROSA CC, LLC
SEQUOIA GOLF HOLDINGS LLC
SEQUOIA GOLF, LLC
SEQUOIA GOLF MIRROR LAKE, LLC
SEQUOIA GOLF PLANTERRA RIDGE, LLC
SEQUOIA GOLF WINDERMERE LLC
SEQUOIA GOLF HM LLC
SEQUOIA GOLF RIVER FOREST LLC
SEQUOIA GOLF GEORGIA NATIONAL LLC
SEQUOIA GOLF HERON BAY LLC
SEQUOIA GOLF WHITEWATER LLC
SEQUOIA GOLF EAGLE WATCH LLC
SEQUOIA GOLF OLDE ATLANTA LLC
SEQUOIA GOLF HEALY POINT LLC
SEQUOIA GOLF BRASELTON LLC

By:
    Name:    Ingrid J. Keiser
    Title:    Secretary

[ACKNOWLEDGMENT AND CONFIRMATION – AMENDMENT NO. 10]
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SEQUOIA GOLF PEACHTREE LLC
SEQUOIA GOLF BENTWATER LLC
SEQUOIA GOLF BEVERAGE LLC
SEQUOIA GOLF TEXAS BEVERAGE LLC
SEQUOIA GOLF MANAGEMENT LLC
SEQUOIA GREENSCAPES LLC
SEQUOIA GOLF RECREATION SERVICES LLC
SEQUOIA GOLF FINANCIAL SERVICES LLC
SHORT GRASS TECHNOLOGY LLC
SEQUOIA GOLF GEORGIAN MANAGEMENT LLC
SEQUOIA GOLF TENNIS MANAGEMENT LLC
SEQUOIA GOLF SMOKE RISE MANAGEMENT LLC
SEQUOIA GOLF CATEECHEE MANAGEMENT LLC
SEQUOIA MANAGEMENT SERVICES LLC
SEQUOIA GOLF BEVERAGE MANAGEMENT LLC
SEQUOIA HOSPITALITY LLC
SEQUOIA GOLF NORTH ATLANTA LLC
SEQUOIA GOLF MANOR LLC
SEQUOIA GOLF WOODLANDS LLC
SEQUOIA GOLF MAGNOLIA CREEK LLC
SEQUOIA GOLF LAKE WINDCREST LLC
SEQUOIA GOLF SOUTH SHORE LLC
SEQUOIA WOODLANDS BEVERAGE OPERATIONS LLC
SEQUOIA GOLF BLACKSTONE LLC
SEQUOIA GOLF BLACK BEAR LLC
SEQUOIA GOLF COLORADO BEVERAGE LLC
SEQUOIA GOLF DENVER BEVERAGE LLC
SHADY VALLEY MANAGEMENT CORP.
SHOREBY CLUB MANAGEMENT, INC.
SILVER LAKE MANAGEMENT CORP.
SKYLINE CLUB, INC.
SOCIETY MANAGEMENT, INC.
SOUTHERN TRACE COUNTRY CLUB OF SHREVEPORT, INC.
STONEBRIAR MANAGEMENT CORP.
STONEHENGE CLUB, INC.
TAMPA PALMS CLUB, INC.
TEMPLE HILLS CC, LLC
THE 191 CLUB, INC.
THE BUCKHEAD CLUB, INC.
THE CLUB AT CIMARRON, INC.
THE CLUB AT SOCIETY CENTER, INC.
THE COMMERCE CLUB, INC.
THE DOWNTOWN CLUB, INC.
THE MANAGER OF THE OWNER'S CLUB, INC.
THE METROPOLITAN CLUB OF CHICAGO, INC.
THE OWNER’S CLUB, INC.
THE OWNER'S CLUB OF SOUTH CAROLINA, L.L.C.
THE PLAZA CLUB OF SAN ANTONIO, INC.
THE SUMMIT CLUB, INC.
TIMARRON GOLF CLUB, INC.
TOWER CITY CLUB OF VIRGINIA, INC.

By:
    Name:    Ingrid J. Keiser
    Title:    Secretary

[ACKNOWLEDGMENT AND CONFIRMATION – AMENDMENT NO. 10]
WEIL:\95857116\6\35899.0483

TOWER CLUB OF DALLAS, INC.
TOWER CLUB, INC.
TOWN POINT CLUB, INC.
TREESDALE COUNTRY CLUB, INC.
UMASS CLUB MANAGEMENT, LLC
UNC ALUMNI CLUB MANAGEMENT, INC.
UNIVERSITY CLUB MANAGEMENT CO., INC.
UNIVERSITY CLUB, INC.
WALNUT CREEK MANAGEMENT CORPORATION
WILDFLOWER COUNTRY CLUB, INC.
WILLOW CREEK MANAGEMENT, INC.
WOODSIDE PLANTATION COUNTRY CLUB, INC.

By:
    Name:    Ingrid J. Keiser
    Title:    Secretary

[ACKNOWLEDGMENT AND CONFIRMATION – AMENDMENT NO. 10]
WEIL:\95857116\6\35899.0483

THE OWNERS CLUB AT HILTON HEAD, L.P.

By:    The Manager of the Owner's Club, Inc.,

        as general partner

By:

            Name:    Ingrid J. Keiser

            Title:    Secretary

CLUBCORP GOLF OF GEORGIA, L.P.

CLUBCORP GOLF OF TEXAS, L.P.

By:    ClubCorp Gen Par of Texas, L.L.C.,

        as general partner

By:

            Name:    Ingrid J. Keiser

            Title:    Secretary

ALISO VIEJO GOLF CLUB JOINT VENTURE

By:    CLUBCORP GCL CORPORATION,
as general partner

By:

        Name:    Ingrid J. Keiser

        Title:    Secretary

By:	CLUBCORP ALISO VIEJO HOLDING

CORP., as general partner

By:

Name: Ingrid J. Keiser

Title: Secretary

[ACKNOWLEDGMENT AND CONFIRMATION – AMENDMENT NO. 10]
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